UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2014

CHICOPEE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (413) 594-6692

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2014, Douglas K. Engebretson notified Chicopee Bancorp, Inc. (the “Company”) of his resignation from the Board of Directors of the Company and the Company’s wholly-owned subsidiary, Chicopee Savings Bank, effective June 14, 2014.  Mr. Engebretson has been appointed Director Emeritus of the Company.

The Board of Directors has eliminated the directorship left vacant by the resignation of Mr. Engebretson, and reduced the number of directors constituting the Board of Directors of the Company from 11 to 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                                           CHICOPEE BANCORP, INC.

DATE:  June 16, 2014                                                                                                                                                                                    By: /s/ William J. Wagner
                                                                                                                                William J. Wagner
                                                                                                                   President and Chief Executive Officer